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                                                                    EXHIBIT 21.0

                  SUBSIDIARIES OF COLLINS & AIKMAN CORPORATION



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
COMPANY                                                                                                     JURISDICTION
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
Collins & Aikman Products Co.                                                                                   Delaware
      Carcorp, Inc.                                                                                             Delaware
      Collins & Aikman Accessory Mats, Inc.                                                                     Delaware
           Akro Mats, LLC                                                                                       Delaware
           Collins & Aikman Automotive Mats, LLC                                                                Delaware
      Collins & Aikman Asset Services, Inc.                                                                     Delaware
           CW Management Corporation 1                                                                          Delaware
           Hopkins Services, Inc. 2                                                                            Minnesota
           SAF Services Corporation 3                                                                           Delaware
      Collins & Aikman Automotive International, Inc.                                                           Delaware
      Collins & Aikman Carpet & Acoustics (MI), Inc.                                                            Delaware
      Collins & Aikman Carpet & Acoustics (TN), Inc.                                                           Tennessee
      Collins & Aikman Export Corporation                                                              U.S. Virgin Isles
      Collins & Aikman Holdings Canada Inc.                                                                       Canada
           Collins & Aikman Canada Inc.                                                                           Canada
                C & A Canada International Holdings Limited 4                                                     Canada
                      Collins & Aikman Luxembourg, S.A.                                                       Luxembourg
                Imperial Wallcoverings (Canada) Inc.                                                              Canada
      Collins & Aikman International Corporation                                                                Delaware
           Collins & Aikman Europe, Inc.                                                                        Delaware
                Collins & Aikman (Gibraltar) Limited                                                  Gibraltar/Delaware
                      C & A Canada International Holding Company                                                  Canada
                      Collins & Aikman Europe S.A.5                                                           Luxembourg
                           C&A (Gibraltar)                                                                     Gibraltar
                               C&A (Gibraltar) No. 2                                                           Gibraltar
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1   10% owned by Willis Corroon Corporation of North Carolina

2   10% owned by O'Brien & Gere of North America, Inc.

3   10% owned by Unicare, Inc.

4   50% owned by Collins & Aikman Plastics, Ltd.

5   29% owned by Collins & Aikman Luxembourg, S.A.

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
                           Collins & Aikman Automotive Holding GmbH                                              Germany
                               Collins & Aikman Automotive Systems GmbH                                          Germany
                               Dura Convertible Systems GmbH                                                     Germany
                           Collins & Aikman Automotive Systems N.V.6                                             Belgium
                           Collins & Aikman Automotive Systems S.L.7                                               Spain
                           Collins & Aikman Europe B.V.                                                      Netherlands
                               Collins & Aikman Automotive Floormats Europe, B.V.                            Netherlands
                           Collins & Aikman Holding AB                                                            Sweden
                               Collins & Aikman Automotive Systems AB                                             Sweden
                           Collins & Aikman Products GmbH                                                        Austria
                           Collins & Aikman Holdings Limited                                              United Kingdom
                               Collins & Aikman Automotive Fabrics Limited                                United Kingdom
                               Collins & Aikman Automotive Interior Systems Europe Limited                United Kingdom
                                    Collins & Aikman Automotive Systems Limited                           United Kingdom
                                        Collins & Aikman Automotive Carpet Products (UK) Limited          United Kingdom
                                    Abex Plastic Products Limited                                         United Kingdom
                                    Manchester Kigass International Limited                               United Kingdom
                                    Premier Springs & Pressings Limited                                   United Kingdom
           Collins & Aikman Holdings, S.A. de C.V. 8                                                              Mexico
                Amco de Mexico, S.A. de C.V.                                                                      Mexico
                Collins & Aikman de Mexico, S.A. de C.V.9                                                         Mexico
                Collins & Aikman Carpet & Acoustics, S.A. de C.V. 10                                              Mexico
                Dura Convertible Systems de Mexico, S.A. de C.V.11                                                Mexico
                Industrias Enjema, S.A. de C.V.12                                                                 Mexico
                Servitop, S.A. de C.V. 13                                                                         Mexico
                Servitrim, S.A. de C.V. 14                                                                        Mexico
      Collins & Aikman Plastics, Inc.                                                                           Delaware
           Collins & Aikman Plastics, Ltd.                                                                        Canada
      Collins & Aikman Properties, Inc.                                                                          Delaware
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6   Ten shares owned by Collins & Aikman Automotive Systems AB

7   One share owned by Collins & Aikman Holdings Limited

8   One share owned by Habinus Trading Company

9   One share owned by Collins & Aikman Accessory Mats, Inc.

10   25% owned by Collins & Aikman Products Co.

11  One share owned by Dura Convertible Systems, Inc.

12  One share owned by Collins & Aikman International Corporation

13  One share owned by Amco de Mexico, S.A. de C.V.

14  One share owned by Dura Convertible Systems de Mexico, S.A. de C.V.


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
Comet Acoustics, Inc.                                                                                           Delaware
      Dura Convertible Systems, Inc.                                                                            Delaware
           Amco Convertible Fabrics, Inc.                                                                       Delaware
      Gamble Development Company                                                                               Minnesota
      Grefab, Inc.                                                                                              New York
      JPS Automotive, Inc.                                                                                      Delaware
           JPS Automotive Products Corp.                                                                        Delaware
      Waterstone Insurance, Inc.                                                                                 Vermont
      Wickes Asset Management, Inc.                                                                             Delaware
      Wickes Manufacturing Company                                                                              Delaware


                                                NON-PROFIT CORPORATIONS


Collins & Aikman Foundation                                                                                   California
Collins & Aikman Disaster Relief Fund, Inc.                                                               North Carolina
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